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                                                                   EXHIBIT 10.27

                       ASSIGNMENT OF INTELLECTUAL PROPERTY


         1. Griffith Laboratories International, Inc., a Delaware corporation ("GLII"), owns all of the outstanding capital stock of Griffith Micro Science International, Inc., a Delaware corporation ("GMSI"). GLII also owns, and currently licenses to GMSI or its subsidiaries, certain intellectual property used by GMSI in its business. GLII has agreed that, as a contribution to the capital of GMSI, GLII will transfer to GMSI all of the intellectual property of GLII of every kind and description, tangible and intangible, used in the business of GMSI or its subsidiaries.

         2. Pursuant to authority conferred by the board of directors of GLII, GLII hereby assigns to GMSI, its successors and assigns, the entire right, title and interest throughout the world in and to:

            (a) All formulas, inventions, improvements and discoveries and patent applications and patents directed to any of the same, any and all trade secrets, proprietary information, know-how and other like intangibles, and any and all licenses under such rights of others, held or owned by GLII on the date hereof and used in the business of GMSI or its subsidiaries.

            (b) All trademarks, service marks, trade names, slogans, business names, distinctive indicia and any and all other words, names, symbols or devices, and any combinations thereof, and any licenses under such rights of others, held or owned by GLII and used in the business of GMSI or its subsidiaries; provided that the assignment set forth in this Section 2(b) shall be subject to the rights of GLII in certain circumstances to cause GMSI to cease using the word "Griffith" as set forth in the Shareholder Agreement dated [_________ __,] 1998 between GLII and GMSI.

            (c) All literary, intellectual and artistic property and any licenses under such rights of others held or owned by GLII and used in the business of GMSI or its subsidiaries.

         3. This Assignment is for the full term and duration of any governmental grants of such rights, and any renewals or extensions thereof and includes the right of recovery for any

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past infringements of any such rights as well as the rights of GLII as licensor of any such rights which have been licensed to others to the extent thereof. This Assignment likewise includes the good will of the business connected with and symbolized by the said trademarks together with all the rights and privileges incidental thereto without exception.

         4. To the extent that any asset, claim, or right to be assigned to GMSI herein shall be unassignable, this Assignment shall not constitute an assignment thereof, and to the extent that the assignment of any such asset, claim, or right shall require the consent of another party thereto, this Assignment shall not constitute an assignment of the same (unless or until such consent is obtained) if an attempted assignment without such consent of said other party would in any material way affect the rights of GLII thereunder. If such consent is not obtained or if an attempted assignment would be ineffective or would materially affect GLII's rights thereunder so GMSI would not in fact receive all such rights, GLII will cooperate with GMSI in any reasonable arrangement designed to provide for GMSI, its successors and assigns, the benefits under any such assets, claims, or rights, which are not assigned hereby.

         5. GLII further hereby authorizes GMSI to apply for and obtain the recordal of this Assignment in its favor. GLII agrees, without further consideration, to cause to be performed such lawful acts and to be executed such further assignments, applications, powers of attorney and other lawful documents as GMSI may reasonably request to effectuate fully this Assignment and to permit to be duly recorded as the registered owner or proprietor of each of the rights hereby assigned in the appropriate offices, bureaus and tribunals of the United States, including the United States Patent Office and Copyright Office, the several states and territories of the United States, and the various foreign countries and territories of the world, such that GMSI from this day forward shall be considered the sole owner of each of such rights with the right to

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exploit the same as its own property and to dispose of the same as best suits its interests in the same manner as could GLII had this Assignment not been made, free of any claim whatsoever on the part of GLII at any time or place. [GLII further agrees to cause any of its subsidiaries which own intellectual property used in the business of GMSI or its subsidiaries to assign such intellectual property to GMSI.] GLII hereby appoints, to act on its behalf, [_____________, _____________ and _____________,] or any one of them acting alone and without the others, to perform any and all such lawful actions and to execute such further assignments, applications, powers of attorney and other lawful documents as GMSI may reasonably request.

         6. This Assignment further includes the power to GMSI to confer ample, complete and sufficient power of attorney in order that others may be authorized to apply and take all necessary steps before the appropriate offices, bureaus and tribunals of the United States, the several states and territories of the United States and the various foreign countries and territories of the world regarding such assigned rights, and, in general, do everything before the appropriate offices, bureaus and tribunals that may be necessary for the defense, protection and maintenance of such assigned rights including authorization to substitute the power of attorney.

         7. By these presents GMSI does hereby accept this Assignment, authorize the recording thereof with the appropriate authorities aforesaid, and covenant to perform those acts which may be necessary to perpetuate its rights in and to the intellectual property transferred hereby.

         8. GLII acknowledges that all royalties due to it under GMSI's license of the rights assigned hereby have been paid in full, and no further payments are due from GMSI to GLII with respect to such license.


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         IN WITNESS WHEREOF, the parties have caused this instrument to be executed and their corporate seals hereto affixed by their respective officers thereunto duly authorized this [_____] day of [_________], 1998.

GRIFFITH LABORATORIES                 GRIFFITH MICRO SCIENCE INTERNATIONAL, INC.
INTERNATIONAL, INC.


By:                                   By:
   ---------------------------           ----------------------------------

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STATE OF ILLINOIS   )
                    )   SS
COUNTY OF COOK      )


         BE IT REMEMBERED that on this ______ day of _________, 1998, personally came before me, a Notary Public in and for the County and State aforesaid, _____________________, being the person who executed the foregoing instrument on behalf of Griffith Laboratories International, Inc., known to me personally to be such, and acknowledged said instrument by him executed to be his free act and deed and the free act and deed of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and sale of office the day and year aforesaid.


[Notarial Seal]                             -----------------------------------
                                                       Notary Public
                                             County of Cook, State of Illinois



STATE OF ILLINOIS   )
                    )   SS
COUNTY OF COOK      )


         BE IT REMEMBERED that on this ______ day of _________, 1998, personally came before me, a Notary Public in and for the County and State aforesaid, _____________________, being the person who executed the foregoing instrument on behalf of Griffith Micro Science International, Inc., known to me personally to be such, and acknowledged said instrument by him executed to be his free act and deed and the free act and deed of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and sale of office the day and year aforesaid.


[Notarial Seal]                             -----------------------------------
                                                       Notary Public
                                             County of Cook, State of Illinois




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